VISTA INTERNATIONAL TECHNOLOGIES ™
POWERING A CLEANER WORLD

Vista International Technologies, Inc.
( VVIT.OB)
“Reducing the carbon footprint, one step at a time”™

Wall Street Analyst Forum

March 26, 2008

Unique Technologies, Strong Synergies

Complete Solutions

VISTA INTERNATIONAL TECHNOLOGIES ™
POWERING A CLEANER WORLD

Who Is Vista International Technologies?

Experienced leader in gasification technology

25 years in the field

30+installations worldwide

Division of Vista International Inc.

One stop shop for renewable energy technology

Member of APP

Publicly traded company with over $5 Billion
sales pipeline in projects worldwide

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POWERING A CLEANER WORLD

Change the Name: Complete

Vista International Technologies, Inc.

New Controlling Interest and Management: Complete

Vista International, Inc. specializing in cutting edge renewable and energy saving technologies to offer one total solution

Vista International Inc. providing working capital needs

New Vision: Continuing to Build

Focus on renewable energy to reduce our global energy and waste problems

Partner with US firms to manufacture products for global distribution, creating US jobs and exports

Link technologies synergistically that provide a competitive advantage over other waste disposal and renewable energy technology companies

Building large business backlog

The New Vista International Technologies,
Inc. Progression

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POWERING A CLEANER WORLD

VVIT Senior Management

Barry J Kemble (CEO/Director)

25+ years experience in business management

International business experience

Start-up, turnaround, and large company background

Design and implementation of corporate infrastructures and governance

Product management and commercialization expertise

Timothy Peach (CFO)

25+ years in finance, administrations and operations

Senior level finance executive with international technology companies

Hands on corporate restructuring and operation improvement
background

Successful IPO experience

CPA/MBA

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Johan C. Smith (Director)

27+ years of progressive experience in business development, strategic alliances, and financial markets

Recognizes opportunity within companies and technologies when others do not

Developed more than $20 Billion in project pipeline with various technologies

Instrumental in Vista International becoming an APP member in 4 months

Timothy D. Ruddy (Director)

12+ years as a financial advisor, specializing in managing risk

Helped fund a number of startups including corporate formation

Holds a Degree in Mechanical engineering

Holds series 7 and 65 licenses from the NASD

VVIT Senior Management

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$100+ Oil …  Hooray!

VVIT is one of the few companies celebrating $100 oil, as it is driving people to look for alternative fuels.

OPEC and big oil are digging their own grave with high prices, and will eventually find themselves with permanently LOW
oil prices.

The ability to produce competitively priced alternative fuels exists today, not 5 years from now.  You just have to know
where to look.

VISTA INTERNATIONAL TECHNOLOGIES ™
POWERING A CLEANER WORLD

Where does all that oil go?

Most people think that those $100 barrels of oil go
straight to our fuel tanks or energy. Not so fast.

Do you know how many products rely on oil for
production?

What percentage of the oil we use goes toward energy
and fuels? What percentage for everything else, like
plastics, medicine, medical equipment, clothing, etc.

Do you know or do you just think you know?

We will see at the end of this presentation.

By all accounts, we have been told that ethanol is the
answer to our problems.

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Wrong – Say no to Ethanol!
Sorry folks, but its true !!

As population grows, so will:

Demand for food and crop land

Demand for fuel and alternatives

Amount of garbage we produce and disposal cost

Current ethanol production exacerbates the problem -

Current methods use  between 0.7 and 1.2 gallons fossil
fuels to create 1 gallon ethanol

Inflation is rising from higher demand for corn, and corn
being planted where other crops once grew.

Not enough farmland for both food and fuel crops

Ethanol production
In billions of gallons
7
6
5
4
3
2
1
0
.17
1.4
4.0
7.5
Required usage set by congress
'80
'85
'90
'95
'00
'05
'10
'12
SOURCE: U.S. Energy Information Administration/Renewable Fuels Association

VISTA INTERNATIONAL TECHNOLOGIES™
POWERING A CLEANER WORLD

As Ethanol Production Increases…

Corn used in ethanol production
Billions of bushels
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0
.07
.24
.36
.56
.63
1.43
'80
'85
'90
'95
'00
'05
SOURCE: National Corn Growers Association

VISTA INTERNATIONAL TECHNOLOGIES™
POWERING A CLEANER WORLD

the problem will get worse!

VISTA INTERNATIONAL TECHNOLOGIES ™
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Why Can’t We…

Stop inflation caused by corn being used for ethanol instead of food?

Do something with all the hydrocarbon-based waste that is
accumulating in already crowded landfills?

Find a cheap alternative fuel to give us a break from expensive oil and tin pot dictators?

...Now We Can!

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A Tower of Trash

In 2005 Americans produced an estimated 300 million tons of
municipal solid waste (MSW), and each year it’s growing.
What can be done?

Using Vista’s gasification technology, coupled with our
partner’s gas to liquid fuel technology, we could produce over
30 Billion gallons of high octane fuel from that same waste.

That equates to more than 714 million barrels of oil a year just from MSW alone. What about other waste?

This curtails demand for oil, as this high octane fuel can be sold profitably for roughly $2-2.50 per gallon…. Forever… or as long as society generates hydro-carbon waste.

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The Solution! – VVIT’s Thermal Gasifier

Efficiently converts hydrocarbon based waste into thermal
energy

Exceeds EPA and EU emission standards

Multiple end products-power, steam, usable chemicals,
synthesis gas

Modular & Flexible– application to meet fuel availability

Cost competitive

Scalable - 3 different size models, depending on application, including a portable unit

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Proprietary Technology

Patented, proprietary technology

Six US patents issued over 20 years

Two US and two EU patents pending

More domestic and international patents to be filed

Multi-stage gasification system

Feedstocks include: you name it, we take it with the exception of glass, metals, rocks, sand, etc.

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Better Renewable Liquid Fuels

VVIT’s partners produce a:

               High octane liquid fuel from a syngas in the
                    range        of 110-130+

            Used as a fuel additive or straight fuel

            Proven technology

            Can produce over 100 gallons of liquid fuel per
      ton of feedstock

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International Marketing

Currently, most gasification projects are happening outside the US

VVIT has targeted key markets that need our gasification technology

China and India – pollution, outside help

SE Europe – EU mandate

Mexico – desire to be independent of oil as primary power source

Islands – low cost provider of electricity

Vista’s APP membership has put VVIT’s technology in front of decision makers around the world resulting in the technology being recognized as a leading edge technology

Multiple departments of US government are supporting VVIT technology

US Department of Commerce (trade missions)

US Department of Energy (EERE)

P2E2 (Pollution Prevention Energy Efficiency)

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Acquisitions in Progress

VVIT is in the process of acquiring the following technologies from Vista International:

High efficiency (90%+) low wind speed turbine technology.

Clean coal technology – an organic system for reducing the harmful chemicals in coal fines, while increasing BTU by at least 35%.

Maui Energy Company- Vista’s renewable energy business arm in
Hawaii.

Ultra-high efficiency hydro-turbine technology for use in power generation, transit systems, and multiple other uses.

A marine engineering company.  Vista is developing renewable technologies for an industry that most have missed, the marine industry. One such development is a high efficiency engine for the marine industry

All these products and companies will help bring earnings to VVIT in the near term.

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Vista International currently owns the rights to produce a highly efficient, wind turbine with a revolutionary design.

The turbine has an efficiency in the low 90% range, the highest currently on the market today.

The turbine is capable of producing electricity in a range of winds from 4 mph up to 155 mph or more.

Can be spaced on much smaller intervals than competing models.

More than 300 installations worldwide.

Currently, there are projects for these turbines totaling in excess of $350 million that we expect to start delivering within the next 10 months.

High-Efficiency Low Wind Speed Turbines

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Our greatest fossil fuel resource is coal, which still produces over 50%
of the electricity generated in this country.

Other countries use coal to a greater extent than the US, with generally a poorer quality coal.

Today, coal is still the cheapest way to generate power in America and other counties.

Environmental groups are up in arms over the emissions of coal plants, particularly older plants without “scrubbers”.

Vista’s technology known as “Clean Koal” is an organic treatment for coal and waste coal that reduces the harmful chemicals which causes acid rain and various forms of airborne pollution.

The product increases the BTU level of the coal by up to 35%.

Allows us to reclaim reserves left at abandon mines.

Clean Koal Technology

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Vista International, Inc is concluding the purchase of 100 % of Maui Energy Company, a small renewable energy company based on the Island of Maui

The company has been developing the renewable energy market in Hawaii, and VVIT stands to benefit greatly from the State’s shift to renewables.

Governor Linda Lingle has proposed a shift to 70% renewables by the year 2030.

Currently much of the island of Maui runs on diesel fuel (at $4.00+ per gallon) and residents pay as much as 32 cents per KWH for electricity.

The interest on the Island is strong to become energy self-sustaining and with the addition of
Maui Energy Company, VVIT expects to be able to help them achieve that goal

Maui Energy Company

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Vista International Inc.’s founding technology.

Applications in power generation as a stand alone modular design power plant in the 1MW to 3MW plus range. Deployment is done in an energy saving revenue share program resulting in long term revenue for VVIT

Proven, tested and refined for more than 25 years in multiple applications

High efficiency flywheel technology.

Applications within the transportation sector with interest for use in buses, large vehicles, etc from several Latin American countries in excess of several hundred million USD.

Applications within the marine industry as a means to help revitalize a market that no one has really addressed within the renewable energy sector.

Aviation industry applications due to the high cost of jet fuel.

Ultra High Efficiency Hydro Turbine

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Partners

ARUP – One of VVIT/Vista’s global EPC partners

Kolibri Group – one of our carbon credit partners

Marine engineering services organization- develop marine
renewable energy sector & provide talent pool

Manufacturers of energy efficient full spectrum lamps

Producer of organic soil enhancement and remediation
products

A 30 yr old plus manufacturer of electrical control panels,
with technology in the testing of oil shale and tar sands

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WTE/WTF - Projects

Vista has made exceptional progress on its global development strategy with in excess of $5 Billion in our project pipeline and growing every month.  A few of the highlights are as follows:

China & India – 11 initial projects with an estimated investment value in excess of  $ 3.2 billion.

SE Europe – 1 initial project with an investment value of approximately
$35 million with several additional projects in the sales pipeline estimated in value of excess of $250 million.

Hawaii - 1 in progress – plus several projects with various new, soon-to-be
VVIT technologies.

New York City – 1 with an estimated investment of $ 50 million with several others under consideration of equal or greater investment value

Colorado – 1 with an est. $110 million dollar investment.

Mexico – 7 initial projects in discussion worth an estimated $650 million

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VVIT’s Future Revenues

With the conclusion of several new business infusions, annualized revenues for 2008 are expected to reach $10 million.

Revenues in 2009 are expected to increase dramatically as projects start coming on line and the new businesses are fully integrated

Project expected returns:

               200-250 TPD hydro-carbon waste to liquids project

               Approximately $30-35 million capital investment

               Tipping fees for waste expected to cover most operating costs

               Estimated production of our high grade liquid fuel 20-25,000 gallons per day

               Ethanol rack price approximately $2.40 in the US

               Estimated annual revenue at $2.00 per gallon approximately $14 million

O&M project revenue

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Funding of VVIT

Vista International, Inc.- has been approached and is in the final stages of establishing its own “Renewable Energy” fund, which will involve an initial investment of between $150-$250 Million USD.

The investment has been made possible by international pension funds that have offered to fund Vista International, Inc. with the condition that their investments be held in a fund structure.

Vista International expects to have its “Renewable Energy Fund” in place within the next 60-90 days.

Subsequently, Vista International, Inc. expects to make a significant investment into Vista International Technologies, Inc. from those funds.

VISTA INTERNATIONAL TECHNOLOGIES™
POWERING A CLEANER WORLD

Did we figure out where that Barrel of oil
goes?

Most people think that those $100 barrels of oil go straight to our fuel tanks or Energy needs. Not so fast.

What is the percentage of a barrel for Energy and Fuels? What is for everything else, like plastics, medicine, medical equipment, clothing, etc.
do you know or just think you know?

Only 20-25% of oil goes toward energy and fuels.

The rest goes into everything from plastics to medicine to clothes.

So why not use what we produce everyday of our lives, WASTE – MSW,
Bio-mass – straw of all kinds, coal fines, wood , plastics, tires, etc.

These products can be gasified and converted to useful fuel - TODAY

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Conclusion

            After years of underachieving, VVIT is not
just making a play to become a dominant force
in the renewable energy industry, it is setting
the trend that all others will have to follow and
catch-up.  Management believes that the
company has reached critical mass, and is
ready for a hyper growth phase that will bring
this company to the forefront of the industry.

VISTA INTERNATIONAL TECHNOLOGIES™
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Our Vision at Vista International
Technologies is for a world that grows by
using self sustaining renewable energy and
provide our children and generations
afterwards a healthier, cleaner and safer
environment.  We do this with proven
environmentally safe technology.  Our legacy
is to leave a healthier world for generations to
come.

We wish to thank you for allowing us to
present to you our company Vista
International Technologies, Inc. and to give
you an glimpse into the near future of the
new VVIT and its partner/affiliate companies.

In Closing

Contact Information

Vista International Technologies, Inc.

8001 South InterPort Blvd

Suite 260

Englewood, CO 80112

Corporate: 303-690-8300

Email Address:

info@viti.us.com – USA, Mexico, etc.

brian.kemble@vistainternational.net -
Canada

helenlu@vistainternational.net - China

smatthew@vistainternational.net –
St.Lucia

rkhoury@vistainternational.net –
Europe/Middle East

Website: www.viti.us.com  or

www.vistainternational.net

“Reducing the carbon footprint one step at a time”™

VISTA INTERNATIONAL TECHNOLOGIES ™
POWERING A CLEANER WORLD

FORWARD LOOKING

            Statements in this presentation other than historical facts are
“Forward-Looking” statement within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.  Since these statements
involve risks and uncertainties and are subject to change at any time, Vista International Technology Inc.’s actual results could differ materially from expected results.  Future operating
results of the company are impossible to predict and no
representation, guarantee, or warranty is to be inferred from those forward-looking statements. Readers are advised to
review the “Forward-Looking Statements” section included in
our reports, Proxy Statements, Information Statements and
Registration Statements which are filed with the Securities and
Exchange Commission.